THIS  WARRANT  AND THE SHARES OF COMMON  STOCK  ISSUABLE  UPON
                  EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, SOLD OR OTHERWISE DISPOSED OF OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  VOID AFTER 5:00 P.M., NEW YORK TIME, ON MARCH 31, 2007, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT FOLLOWING BUSINESS DAY.

                                                             Warrant to Purchase
                                               __________ Shares of Common Stock


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                       HUNGARIAN TELEPHONE AND CABLE CORP.


                           --------------------------

                  This certifies that, for value received, ____________ or registered assigns ("Warrantholder"), is entitled to purchase from Hungarian Telephone & Cable Corp., a Delaware corporation (the "Company"), subject to the terms set forth below, at any time on or after the Commencement Date and prior to the Expiration Date, after which time this Warrant shall become void, ________ Warrant Shares at the Warrant Price. The Warrant Price and the number of Warrant Shares purchasable hereunder are subject to adjustment from time to time as provided herein.

                  This Warrant is one of the Warrants evidencing the right to purchase shares of Common Stock of the Company issued pursuant to a certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of May 12, 1999, by and between the Company and the persons named therein, a copy of which agreement is on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits of and be bound by all of the applicable obligations of the Securities Purchase Agreement, as provided therein.

                                    ARTICLE I

                                  DEFINED TERMS

                  Section 1.1. Definition of Terms. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

                  (a) "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed.

                  (b) "Commencement Date" shall mean January 1, 2004.

                  (c) "Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Company.

                  (d) "Closing Price" shall mean, with respect to any day, the last reported sales price of the Common Stock, regular way, or in case no sale takes place on such day, the average of the reported closing bid and asked prices of the Common Stock, regular way, in either case as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or in case no sale is publicly reported, the average of the representative closing bid and asked quotations for the Common Stock on the over-the-counter market, or, if bid and asked prices for such day shall not have been reported on the over-the-counter market, the average of the bid and asked prices for the Common Stock as furnished by any New York Stock Exchange, Inc. member firm regularly making a market in the Common Stock and selected for such purpose by the Board of Directors of the Company.

                  (e) "Expiration Date" shall mean March 31, 2007, or if such day is not a Business Day, the next succeeding day which is a Business Day.

                  (f) "Fair Market Value" with respect to the date of any exercise by the Warrantholder of all or a portion of this Warrant, shall mean the average daily Closing Price of the Common Stock for thirty (30) consecutive trading days commencing forty-five (45) calendar days before the date of such exercise by the Warrantholder of all or a portion of this Warrant, provided, however, that where no public market exists for the Common Stock at the time of the exercise of all or a portion of this Warrant, the fair market value per share of Common Stock shall be determined by the Company's Board of Directors in good faith.

                  (g) "Notes" shall mean the Company's Floating Rate Unsecured Notes due 2007 issued pursuant to the Agreement.

                  (h)   "Person"   shall  mean  any   individual,   corporation,
association, company, business trust, partnership, limited liability company, joint venture, joint-stock company, trust, unincorporated organization, association or any other entity or government or any agency or political subdivision thereof.

                  (i) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (j) "Warrant Price" shall mean ten dollars ($10.00) per Warrant Share, as such price may be adjusted from time to time pursuant to
Article III hereof.

                  (k) "Warrant Shares" shall mean the shares of Common Stock purchasable upon exercise of this Warrant.


                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

                  Section 2.1. Exercise of Warrant. This Warrant may be exercised at any time after January 1, 2004 and prior to the Expiration Date. The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant at the address of the Company set forth in Section 4.10 hereof or at such other address as the Company may designate by notice in writing to the Warrantholder with the Subscription Form annexed hereto duly executed, accompanied by payment of the Warrant Price in effect on the date of such exercise multiplied by the number of Warrant Shares to be purchased. Upon receipt thereof, the Company shall cause to be issued certificates for the Warrant Shares so purchased in such denominations as are requested for delivery to the Warrantholder. Such certificates shall be delivered as promptly as practicable to the Warrantholder. Upon any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor and date for the balance of the Warrant Shares purchasable hereunder. Upon exercise, the Warrantholder shall be deemed to be the holder of record of shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a registration statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required to permit the Warrant Shares to be issued without such registration. The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issue of the Warrant or in respect of the issue of any of the Warrant Shares, except the Company shall not pay such transfer taxes if the Warrant Shares are issued to a Person other than the Warrantholder.

                  Section 2.2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as may be from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions, other than those restrictions imposed by the Securities Act of 1933, and free and clear of all preemptive and similar rights.

                  Section 2.3. Fractional Shares. The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.3, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Warrant Price (as adjusted to cover the balance of the share), issue the largest number of whole shares purchasable upon exercise of this Warrant, but in no event shall the Company issue more than such number of shares of Common Stock as are issuable pursuant to the exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a share to which the Warrantholder would otherwise be entitled.

                  Section 2.4.  Payment for Warrant Shares.

                  (a) Payment of the aggregate Warrant Price for Warrant Shares to be purchased upon exercise of all or a portion of this Warrant shall be made in full by delivery to the Company, at its address set forth in Section 4.10 hereof or at such other address as the Company may designate by notice in writing to the Warrantholder, of a certified or bank cashier's check or by wire transfer to an account in the United States designated by the Company.

                  (b) Payment of the aggregate Warrant Price may also be made in full by delivery to the Company of Notes plus accrued interest thereon, in an aggregate principal amount equal to the aggregate Warrant Price or a combination of cash (payable by wire transfer or certified or bank check) and Notes beneficially owned by such Warrantholder and such accumulated dividends or accrued interest, as the case may be, in an aggregate principal amount equal to the aggregate Warrant Price. Any Notes surrendered for exchange hereunder shall be, if so required by the Company, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly delivered by the Warrantholder.

                                   ARTICLE III

                  ADJUSTMENT OF WARRANT PRICE OR WARRANT SHARES

                  Section 3.1.  Adjustment of Warrant Price.

                  (a) Except as provided in Section 3.1(c), in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock, for a consideration per share less than the then Fair Market Value of the Common Stock, or without consideration, then, and thereafter successively upon each issuance or sale, the Warrant Price in effect immediately prior to each such issuance or sale shall forthwith be reduced to a price determined by dividing (i) an amount equal to (X) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Warrant Price in effect immediately prior to such issuance or sale, plus (Y) the consideration, if any, received by the Company upon such issuance or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

                           For  the  purposes  of  any computation to be made in
accordance with the provisions of this paragraph (a), the following shall be applicable:

                           (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if such shares of Common Stock are offered by the Company for subscription, the subscription price, or, if shares of Common Stock shall be sold to underwriters or dealers for public offering without a subscription offering, the public offering price) before deducting therefrom any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with the issuance of such shares;

                           (ii) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be other than cash (otherwise than as a dividend or other distribution on any shares of Common Stock of the Company or on conversion, exercise or exchange of other securities of the Company or upon acquisition of the assets or securities of another company or upon merger or consolidation with another entity), the amount of consideration therefor other than cash shall be the value of such consideration as of the date of the issuance or sale of the shares of Common Stock, irrespective of accounting treatment, but as determined by the Board of Directors of the Company in good faith. The reclassification of securities other than Common Stock into Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Stock;

                           (iii) In case of the issuance of shares of Common Stock upon conversion or exchange of any obligations or of any securities of the Company that shall be convertible into or exchangeable for shares of Common Stock or upon the exercise of rights or options to subscribe for or to purchase shares of Common Stock

         (other than upon exercise of this Warrant), the amount of consideration received by the Company for such shares of Common Stock shall be deemed to be the sum of (A) the amount of the consideration received by the Company upon the original issuance of such obligations, shares, rights or options, as the case may be, plus (B) the consideration, if any, other than such obligations, shares, rights or options, received by the Company upon such conversion, exchange, or exercise except in adjustment of interest and dividends. The amount of the consideration received by the Company upon the original issuance of the obligations, shares, rights or options so converted, exchanged or exercised and the amount of the consideration, if any, other than such obligations, shares, rights or options, received by the Company upon such conversion, exchange or exercise shall be determined in the same manner provided in subparagraphs (i) and (ii) above with respect to the consideration received by the Company in case of the issuance of shares of Common Stock; if such obligations, shares, rights or options shall have been issued as a dividend upon any securities of the Company, the amount of the consideration received by the Company upon the original issuance thereof shall be deemed to be zero. In case of the issuance of Warrant Shares upon exercise of this Warrant, the Company shall be deemed to have received the Warrant Price then in effect as the consideration for each share of Common Stock so issued;

                           (iv) Shares of Common Stock issuable by way of dividend or other distribution on any securities of the Company shall be deemed to have been issued and to be outstanding at the close of business on the record date fixed for the determination of security holders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration. Shares of Common Stock issued otherwise than as a dividend, shall be deemed to have been issued and to be outstanding at the close of business on the date of issue;

                           (v) The number of shares of Common Stock at any time outstanding shall not include any shares then owned or held by or for the account of the Company, but shall include the aggregate number of shares deliverable in respect of options, rights and exercisable, convertible and exchangeable securities at all times while such options, rights or securities remain outstanding and unexercised, unconverted or unexchanged, as the case may be; and

                           (vi) No adjustment shall be made to the Warrant Price in effect upon conversion or exchange of (i) securities convertible or exercisable or exchangeable for Common Stock or for other securities that are subsequently exercisable for Common Stock that are outstanding as of the date of the Securities Purchase Agreement, or (ii) any obligations or any securities of the Company that shall be convertible into or exercisable or exchangeable for shares of Common Stock or upon the exercise of rights or options to subscribe for or to purchase shares of Common Stock for which an adjustment in the Warrant Price has previously been made in accordance with paragraph (b) of this Section 3.1.

                  (b) In case the Company shall at any time after the date hereof issue options or rights to subscribe for shares of Common Stock, or issue any obligations or securities convertible into or exchangeable for shares of Common Stock, otherwise than as contemplated by Section 3.1(a)(vi) or pursuant to Section 3.3 hereof, for a consideration per share less than the then Fair Market Value of the Common Stock, or without consideration, the Warrant Price in effect immediately prior to the issuance of such options or rights or securities shall be reduced to a price determined by making a computation in accordance with the provisions of paragraph (a) of this Section 3.1, provided that:

                           (i) the aggregate maximum number of shares of Common Stock deliverable under such options or rights shall be considered to have been delivered at the time such options or rights were issued, and for a consideration equal to the minimum purchase price per share of Common Stock provided for in such options or rights, plus the consideration (determined in the same manner as consideration received on the issue or sale of Common Stock), if any, received by the Company for such options or rights;

                           (ii) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or exchange for any such obligations or securities shall be considered to have been delivered at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of Common Stock) received by the Company for such securities, plus the consideration, if any, to be received by the Company upon the exchange or conversion thereof; and

                           (iii) on the expiration of such options or rights, or an increase in the minimum exercise price thereof, or a decrease in the maximum number of shares of Common Stock deliverable upon exercise or conversion of such options, rights or convertible or exchangeable securities pursuant to the terms thereof (and not as a result of exercise or conversion), or the termination of such right to convert or exchange, the Warrant Price in effect shall forthwith be readjusted to such Warrant Price as would have obtained (A) in the case of the expiration or termination of options or rights or the termination of the right to convert or exchange convertible or exchangeable securities, had no adjustments been made upon the issuance of such options, rights or convertible or exchangeable securities, or (B) in the case of an increase in the minimum exercise price thereof, or a decrease in the maximum number of shares deliverable thereunder, had the adjustments made upon the issuance of such options, rights or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock (A) actually deliverable upon the exercise of such options or rights or upon conversion or exchange of such securities, or (B) deliverable by reason of such increase in price or decrease in number of shares.

                  (c) No adjustment to the Warrant Price shall be made in connection with the issuance of

                           (i) shares of Common Stock issuable pursuant to the options, agreements and or warrants outstanding as of the date of the Securities Purchase Agreement and listed on Schedule 3.1(c)(i); and

                           (ii) up to 100,000 shares per calendar year of Common Stock or rights, options or warrants to acquire Common Stock issued to directors, employees or consultants of the Company pursuant to a stock option plan or agreement (and, in the case of rights, options, or warrants, the Common Stock issued or issuable upon exercise thereof) and approved by the Board of Directors.

                  (d) In case the Company shall at any time after the date hereof subdivide or combine the outstanding shares of Common Stock, the Warrant Price in effect shall forthwith be proportionately decreased in the case of the subdivision or proportionately increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

                  Section 3.2. Adjustment of Warrant Shares. In the event of an adjustment of the Warrant Price, the number of shares of Common Stock (or reclassified or recapitalized stock) issuable upon exercise of this Warrant after such adjustment shall be equal to the number determined by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, of which the numerator is the Warrant Price in effect immediately prior to such adjustments, and the denominator is the Warrant Price in effect immediately after such adjustment.

                  Section 3.3. Certain Dividends. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (except in Common Stock or convertible securities or rights or options or warrants to purchase Common Stock or convertible securities, but including other securities), the Warrant Price in effect immediately prior to the declaration of such dividend shall be reduced (to the extent payable otherwise than out of consolidated earnings or consolidated earned surplus) by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of the Common Stock, or in the case of any other dividend, to the fair value thereof per share of the Common Stock as determined by the Board of Directors of the Company. For the purpose of the foregoing a dividend other than in cash shall be considered payable out of earnings or surplus (other than revaluation or paid-in-surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined.

                  Section 3.4. Mergers, Consolidations, Reclassifications. In the case of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company into, or merger of the Company with another corporation in which it is not the surviving entity (or it is the surviving entity, but its shares of Common Stock become shares of another corporation), or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and goodwill of the Company as an entirety, the Warrantholder shall thereafter until the Expiration Date have the right upon exercise of this Warrant to receive the kind and amount of shares of stock and other securities, cash and property receivable upon such reorganization, reclassification, consolidation, merger or disposition by a holder of the number of shares of Common Stock which the Warrantholder would have received had it exercised this Warrant immediately prior to such reorganization, reclassification, consolidation, merger or disposition, at a price equal to the aggregate Warrant Price then in effect for exercising this Warrant in full (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided). The foregoing provisions of this Section 3.4 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers and dispositions.

                  Section 3.5. Notice of Adjustment. Whenever the Warrant Price or the number of Warrant Shares shall be adjusted pursuant to the provisions of
Article III, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by the President of the Company and by its Chief Financial Officer, setting forth the adjusted number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price calculated to the nearest cent and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based.

                  Section 3.6. Notice of Certain Corporate Action. In case at any time:

                                    (A)     the   Company   shall   declare  any
                                            dividend   (or  any  other distribu-
                                            tions) on shares of Common Stock; or

                                    (B)     the  Company  shall   authorize  the
                                            granting   to  all  holders  of  its
                                            Common  Stock of rights to subscribe
                                            for or purchase  any shares of stock
                                            of any class or of any other rights;
                                            or

                                    (C)     there shall be any  reclassification
                                            of the capital stock of the Company;
                                            or

                                    (D)     there shall  be any capital reorgan-
                                            ization by the Company; or

                                    (E)     there shall be any (i) consolidation
                                            or merger  involving  the Company or
                                            (ii)   sale,   transfer   or   other
                                            disposition of all or  substantially
                                            all  of  the   Company's   property,
                                            assets or business  (except a merger
                                            or other reorganization in which the
                                            Company   shall  be  the   surviving
                                            corporation   and  its   shares   of
                                            capital  stock shall  continue to be
                                            outstanding and unchanged and except
                                            a   consolidation,   merger,   sale,
                                            transfer   or   other    disposition
                                            involving       a       wholly-owned
                                            subsidiary); or

                                    (F)     there  shall  be  a   voluntary   or
                                            involuntary dissolution, liquidation
                                            or  winding-up of the Company or any
                                            partial  liquidation  of the Company
                                            or distribution to holders of Common
                                            Stock;

then, in each of such cases, the Company shall give written notice to the Warrantholder of the date on which (i) the books of the Company shall close or a record date shall be fixed for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

                  Section 3.7. Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number or kind of the Warrant Shares.

                  Section 3.8. Certain Limitations. The Company shall not issue or grant warrants, options, rights or other obligations or securities convertible into or exchangeable for shares of Common Stock having an exercise price, conversion price or exchange price per share less than the Warrant Price in effect immediately prior to the issuance of such warrants, options, rights or other obligations or securities convertible into or exchangeable for shares of Common Stock, except to the extent contemplated by Section 3.1(c)(ii).


                                   ARTICLE IV

                                  MISCELLANEOUS


                  Section 4.1.  Cancellation of the Warrant.

                  (a) The Company may cancel this Warrant in whole or in part at any time and from time to time before the Commencement Date, subject to the following conditions:

                           (i) any partial cancellation of this Warrant shall be such that thereafter the number of Warrant Shares shall be a whole number;

                          (ii) concurrently with any such cancellation, the Company shall repay the principal of the Notes in an amount equal to (i) the then outstanding aggregate principal amount of the Notes multiplied by (ii) a fraction, the numerator of which is the reduction in the number of Warrant Shares under all outstanding Warrants attributable to such cancellation and the denominator of which is 2,500,000;


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


                           (iii) concurrently with such calculation, the Company shall pay to the Warrantholders, per rata in accordance with the number of Warrant Shares immediately preceding such cancellation, an amount equal to seven and one-half percent (7.5%) of the amount of the principal of the Notes repaid pursuant to Section 4.2(a)(ii); provided, however, that such amount shall equal five percent (5.0%) of the amount of the principal of the Notes repaid pursuant to Section 4.2(a)(ii) if such repayment is made before September 30, 1999.

                  (b) The Company shall deliver to each Warrantholder an irrevocable cancellation notice in the form annexed hereto of each proposed cancellation of all or a portion of the Warrants not later than twenty (20) days prior to the proposed date of cancellation. Such notice shall state (i) the amount of the Warrant of such Warrantholder to be canceled, expressed in terms of Warrant Shares, (ii) the aggregate principal amount of the Notes to be repaid pursuant to Section 4.1(a)(ii) and (iii) the amount of the payment to be made to such Warrantholder pursuant to Section 4.1(a)(iii). On the date set forth for cancellation in such notice, the Warrants shall be canceled as provided in such notice and the amounts payable to the Warrantholders shall be due and payable in immediately available funds. Upon any partial cancellation of the Warrants, the Company shall execute and deliver a new Warrant of like terms and date for the balance of the Warrant Shares purchasable hereunder promptly upon receipt of the Warrant subject to cancellation; provided, however, that the issuance of a new Warrant as aforesaid shall not be necessary in order for a Warrantholder to exercise a Warrant which has been partially canceled for the balance of Warrant Shares purchasable thereunder.

                  Section 4.2.      Transfer.

                  (a)  Subject  to the  provisions  of  paragraph  (f) below and
Article XI of the Securities Purchase Agreement, this Warrant and all rights hereunder are transferable by the Warrantholder, at any time, and from time to time, on or after January 1, 2004, in whole or in part, with the consent of the Company, which consent shall not be unreasonably withheld or delayed, upon surrender of this Warrant with a properly executed assignment at the principal office of the Company at any time on or after the Commencement Date.

                  (b) Any transferee to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Warrantholder under this Warrant to the same extent as if such transferee was the Warrantholder.

                  (c) The Company will maintain a register containing the names and addresses of the Warrantholders of the Warrants. Any Warrantholder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

                  (d) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Warrantholder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (e) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                  (f) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                           THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, PLEDGED HYPOTECATED, SOLD OR OTHERWISE DISPOSED OF OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

                  Section 4.3. Exchanges of Warrants. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at such office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares as shall be designated by said holder hereof at the time of such surrender.

                  Section 4.4. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  Section 4.5. Successors and Assigns. The terms of this Warrant shall be binding upon, inure to the benefit of and be enforceable by and against any successors or assigns of the Company and of the Warrantholder; provided, however, that the Company may not assign its rights or obligations hereunder.

                  Section 4.6. Rights as Stockholder. Except as provided herein, the Warrantholder, as such, shall not be entitled to vote or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Warrantholder, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action or receive notice of meetings.

                  Section 4.7. Acceptance by Warrantholder. Receipt of this Warrant by the Warrantholder shall constitute acceptance of an agreement to the foregoing terms and conditions.

                  Section 4.8. Governing Law. This Warrant and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York, without giving effect to the provisions thereof relating to conflicts of law.

                  Section 4.9. Severability. In case any provision of this Warrant shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 4.10. Notices. Any notices or certificates by the Company to the Warrantholder and by the Warrantholder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Warrantholder, at its address in the registry of Warrantholders maintained by the Company, and if to the Company, at 100 First Stamford Place, Stamford Connecticut 06902, Attention: Chief Executive Officer. The Company may change its address by written notice to the Warrantholder.

                  Section 4.11. Amendment. This Warrant may be amended or modified (or any provision hereof waived) only if the Company and Warrantholders holding at least fifty percent (50.0%) of the Warrant Shares (assuming exercise of all the Warrants) shall approve such amendment, modification or waiver in writing; provided, however, that no amendment that adversely affects the rights of any Warrantholder in a manner different from the rights of the other Warrantholders shall be effective against such Warrantholder unless approved in writing by such Warrantholder. After an amendment, modification or waiver of a provision the Warrants becomes effective, the Company shall mail to the Warrantholders a notice briefly describing the amendment, modification or waiver.




                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the 12th day of May 1999.


                                      HUNGARIAN TELEPHONE AND CABLE CORP.


                                      By:  /s/Ole Bertram
                                         Name:   Ole Bertram
                                         Title:  President and Chief Executive
                                                 Officer








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